                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C.


                                       FORM 8-K/A


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)      May 19, 1997
                                                          --------------------

                                  REGIS CORPORATION
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                (Exact name of registrant as specified in its charter)

                                      MINNESOTA
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                    (State or other jurisdiction of incorporation)

                    0-11230                             41-0749934
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             (Commission File Number)       (IRS Employer Identification No.)


                   7201 Metro Boulevard, Minneapolis, MN      55439
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             (Address of principal executive offices)      (Zip Code)


          Registrant's telephone number, including area code (612) 947-7000
                                                             -----------------

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            (Former name or former address, if changed since last report)

                                  AMENDMENT NO. 2 TO FORM 8-K

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 14 1997.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGIS CORPORATION


Date:    May 19, 1997                By:   /s/ Frank E. Evangelist
                                        -----------------------------------
                                        Frank E. Evangelist
                                        Senior Vice President-Finance
                                        Chief Financial Officer

                                        Signing on behalf of the Registrant
                                        and as principal accounting officer

                                    EXHIBIT INDEX



Exhibit A          Narrative Update, Item 1 "Business" of the Registrant's Form
                   10-K for the fiscal year ended June 30, 1996 (filed in Form
                   8-K)

Exhibit B          Audited consolidated balance sheet as of June 30, 1995 and
                   1996, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the years ended June 30, 1994, 1995 and 1996, and related Management's
                   Discussion and Analysis of Financial Condition and Results of Operations, as amended by the first amendment on the Form 8-K/A filed May 15, 1997 (additional pages filed herein)

Exhibit C          Unaudited consolidated balance sheet as of September 30,
                   1996, and the related consolidated statements of operations and cash flows for the three months ended September 30, 1995 and 1996, and related Management's Discussion and Analysis of Financial Condition and Results of Operations (filed in
                   Form 8-K)

Exhibit 15         Letter Re:  Unaudited Interim Financial Information (filed in
                   Form 8-K)

Exhibit 23         Consent of Independent Accountants (filed in Form 8-K)

Exhibit 27.1       September FDS (filed in Form 8-K)

Exhibit 27.2       June FDS (filed in Form 8-K)

                          REPORT OF INDEPENDENT ACCOUNTANTS ON
                             FINANCIAL STATEMENT SCHEDULE


To the Shareholders and Directors of
Regis Corporation:

     Our report on the consolidated financial statements of Regis Corporation is included on page 2 of Exhibit B of Form 8-K. In connection with our audits of such financial statements, we have also audited the related financial statement schedule listed on page 2 of this Form 8-K/A.

     In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information required to be included therein.



                                                  /s/ Coopers & Lybrand L.L.P.

                                                  COOPERS & LYBRAND L.L.P.



Minneapolis, Minnesota
May 9, 1997

                                  REGIS CORPORATION
                   SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                          as of June 30, 1994, 1995 and 1996
                                (dollars in thousands)


Column A                                            Column B               Column C               Column D       Column E
--------                                            --------       ------------------------       --------       --------
                                                    Balance at     Charged to                                    Balance at
                                                    beginning      costs and    Charged to                       end of
Description                                         of period      expenses     Other Accounts    Deductions     period
-----------                                         ---------      ----------   --------------    ----------     ------
JUNE 30, 1994:
Valuation Account, Receivable from MEI Salons        $  893                                        $893 (1)         -0-

Valuation Account, Receivable from GEMM, Inc.           -0-        $2,850 (2)                                    $2,850

Valuation Account, Allowance for doubtful accounts   $  306                                        $147          $  159

JUNE 30, 1995:
Valuation Account, Receivable from GEMM, Inc.        $2,850        $1,650 (2)                                    $4,500

Valuation Account, GEMM, Inc. Preferred Stock           -0-        $  500                                        $  500

Valuation Account, Allowance for doubtful accounts   $  159            33                          $119          $   73

JUNE 30, 1996:
Valuation Account, Receivable from GEMM, Inc.        $4,500                                        $700 (3)      $3,800

Valuation Account, GEMM, Inc. Preferred Stock        $  500                                                      $  500

Valuation Account, Allowance for doubtful accounts   $   73        $  360                            89          $  344



Notes:
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(1) Write off of accounts associated with MEI due to settlement of litigation with MEI during 1994.
(2) Charge associated with advance GEMM, Inc.
(3) Payments received on previously written off balance.


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